UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 12, 2013

EPR Properties
(Exact name of registrant as specified in its charter)

Maryland	001-13561	43-1790877
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
909 Walnut Street, Suite 200
Kansas City, Missouri 64106
(Address of principal executive office)(Zip Code)
(816) 472-1700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain             Officers; Compensatory Arrangements of Certain Officers.
(d) On September 12, 2013, upon the recommendation of the Nominating/Company Governance Committee of EPR Properties (the "Company"), the Board of Trustees of the Company (the "Board") increased the size of the Board from six to seven and appointed Robin Sterneck to the Board as a Class II trustee to fill the vacancy that will be created by such increase. The Company's Amended and Restated Declaration of Trust, as amended, requires the Company to submit any trustee appointed to fill a vacancy by the Board to shareholders for election as a trustee at the next annual meeting of shareholders following such appointment. Accordingly, the Company's shareholders will be asked to vote upon Ms. Sterneck's election as a Class II trustee at the 2014 Annual Meeting.
Ms. Sterneck will serve on the Company's Audit Committee, Compensation Committee, Nominating/Company Governance Committee and Finance Committee.
There is no arrangement or understanding between Ms. Sterneck and any other persons pursuant to which Ms. Sterneck was selected as a trustee. There are no transactions involving Ms. Sterneck requiring disclosure under Item 404(a) of Regulation S-K.
Ms. Sterneck will be eligible to receive compensation for her services as a trustee in accordance with the Company's standard arrangements for non-employee trustees of the Company, which arrangements are described under "Company Governance" of the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 5, 2013.
Item 7.01.     Regulation FD Disclosure.
On September 16, 2013, the Company issued a press release announcing the appointment of Robin Sterneck to the Board of Trustees of EPR Properties. The full text of the press release is attached as Exhibit 99.1 hereto, and is incorporated by reference into this Item 7.01.
The information in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed "filed”"for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth in such filing.
Item 9.01. Financial Statements and Exhibits.

Exhibit
No.	Description
99.1	Press Release dated September 16, 2013 issued by EPR Properties

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EPR Properties

By:	/s/ Mark A. Peterson
Name: Mark A. Peterson
Title: Senior Vice President, Treasurer and Chief Financial Officer

Date: September 16, 2013